CORNERSTONE STRATEGIC VALUE FUND, INC.            383 Madison Avenue, 23rd Floor
                                                        New York, New York 10179
                                                                  (212) 272-3550

                           IMPROVEMENTS IN YOUR FUND'S
                           DIVIDEND REINVESTMENT PLAN
                      MAY OFFER YOU SIGNIFICANT EXTRA VALUE

December 30, 2004

Dear Fellow Shareholder:

Your Fund's Board of Directors has recently made important changes to the Dividend Reinvestment Plan, ("Reinvestment Plan") that may increase the benefits of reinvesting. WHENEVER THE FUND IS TRADING AT A PREMIUM TO NET ASSET VALUE ("NAV") AS IT HAS FOR WELL OVER A YEAR NOW, THE MARKET VALUE OF THE SHARES DISTRIBUTED PURSUANT TO THE TERMS OF THE REINVESTMENT PLAN WILL BE GREATER THAN THE SAME DISTRIBUTION IF TAKEN IN CASH. The example shown below, based on recent price and NAV figures for your Fund, demonstrates that the additional value from reinvesting can be very significant - IN THIS CASE + 31.8%.

ADVANTAGES OF CHOOSING REINVESTMENT:

A comparative example of the distribution for the month of November based on ownership of 1,000 shares is shown below:

NEW SHARES RECEIVED FROM REINVESTMENT                       DATE      PER SHARE
--------------------------------------------------------------------------------

NAV APPLICABLE  (PRECEDING WEEK)                          11/26/04     $  6.38
MARKET VALUE ON PAYMENT DATE                              11/30/04     $  8.41
DISTRIBUTION AMOUNT                                                    $ 0.087

SHARES ISSUED FOR REINVESTMENT PLAN
[ 0.087 / 6.38 = 0.01364 ]                                          0.01364 SHRS

                                                           MONTHLY   PER 1,000
EXTRA VALUE FROM REINVESTMENT OPTION                      PER SHARE    SHARES
--------------------------------------------------------------------------------

CASH OPTION
DISTRIBUTION TAKEN IN CASH ON PAYMENT DATE                 $ 0.087     $ 87.00

REINVESTMENT OPTION
MARKET VALUE OF SHARES ISSUED ON PAYMENT DATE
[ 0.01364 SHRS X $8.41 = 0.1147 ]                          $0.1147     $114.68

--------------------------------------------------------------------------------
ADDITIONAL GROSS VALUE OF DISTRIBUTION
FROM REINVESTING IN SHARES                      + 31.8%    $0.0277     $ 27.68
--------------------------------------------------------------------------------


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In this example, the value of the distribution based on the market price of the
Fund on the payment date of the distribution is 31.8% GREATER THAN THE CASH OPTION. There is a clear advantage to taking distributions in shares of the Fund under these circumstances.

IT IS EASY TO SWITCH TO THE REINVESTMENT PLAN

1. IF YOU HOLD YOUR SHARES THROUGH A BROKER OR FINANCIAL INSTITUTION, AS MOST PEOPLE DO:

      CALL OR WRITE YOUR BROKER TO SAY THAT YOU WANT TO SWITCH IMMEDIATELY TO THE REINVESTMENT PLAN FOR YOUR CORNERSTONE STRATEGIC VALUE FUND (CLM) SHARES.

2.    IF YOU HOLD YOUR SHARES DIRECTLY WITH THE FUND:

      CALL OR WRITE THE FUND'S TRANSFER AGENT TO SAY THAT YOU WANT TO SWITCH TO THE REINVESTMENT PLAN:

      AMERICAN STOCK TRANSFER & TRUST CO.
      P.O. BOX 922, WALL STREET STATION
      NEW YORK, NY  10269-0560      OR TOLL-FREE      (877) 248-6416

COORDINATE WITH YOUR BROKER TO PROVIDE REGULAR CASH IF DESIRED

Shareholders who desire cash withdrawals from their holdings as part of their investment planning can coordinate with their broker to generate required cash from their portfolio while still taking advantage of the Fund's Reinvestment Plan. Raising cash from securities in your portfolio can be handled as needed or on a regularly scheduled periodic basis with simple instructions to your broker.

Remember that you may exercise the option to switch between taking distributions in cash or through the Reinvestment Plan as often as you desire. Please review the following important information regarding your Fund's Reinvestment Plan and Distribution Policy. We hope that you will consider the Fund's Reinvestment Plan in view of these recent improvements.

Sincerely,


Ralph W. Bradshaw
President


Past performance is no guarantee of future performance. An investment in the Fund is subject to certain risks, including market risk. In general, shares of closed-end funds often trade at a discount from their net asset value and at the time of sale may be trading on the AMEX at a price that is more or less than the original purchase price or the net asset value. An investor should carefully consider the Fund's investment objective, risks, charges and expenses. Please read the Fund's disclosure documents before you invest.

ADDITIONAL INFORMATION ABOUT CHANGES IN YOUR FUND'S REINVESTMENT PLAN

The annual and semi-annual reports of the Fund contain more detailed information about this change in the Reinvestment Plan. For those shareholders who elect to take their distributions in shares of the Fund, the Board has revised the Reinvestment Plan to change the price at which newly issued shares are reinvested. As noted in the Fund's semi-annual report dated June 30, 2004:

"...the Agent will allocate Newly Issued Shares to the reinvesting shareholders at the lower of (i) a price equal to the average closing price of the Fund over the five trading days preceding the payment of such distribution, or (ii) the net asset value of the Fund as last determined prior to such payment date."

This change is intended to enhance the already successful Distribution Policy of your Fund. As you may know from previous communications, your Fund has a fixed, monthly distribution policy which has been designed to provide greater flexibility to all the Fund's shareholders. Over the long run, it has usually been the case that a well-managed, diversified equity portfolio provides the best risk/reward characteristics for many investors. Long-term equity returns are generally higher than those for fixed income or balanced programs, and favorable tax treatment on capital gains makes the net returns even more desirable for taxable investors. However, the distributions from conventional equity funds are usually sporadic, since dividend income is relatively low, and the realization of capital gains is unpredictable. Many investors are willing to accept the asset volatility inherent in a well managed equity portfolio, but would prefer to have a predictable and stable cash flow as well, for reinvestment or other purposes. Our distribution policy is designed to provide our shareholders with this flexibility.

Pursuant to its Distribution Policy, the Fund is paying out a substantial, fixed monthly distribution. At the end of each year, a determination is made as to what portion of this distribution is attributable to income, capital gains, or return-of-capital, and the allocation among these categories may vary greatly from year to year. It is the goal of the Fund to have its long-term investment returns match or exceed these distributions, but there can be no guarantee that this goal will be met. To the extent that the amount of distributions taken in cash exceeds the net investment returns of the Fund, the assets of the Fund will decline through a return-of-capital to the shareholders. If the net investment return exceeds the amount of cash distributions, the assets of the Fund will increase.

We believe that a successful, well-managed equity Fund is made even more valuable to its shareholders by providing this type of flexibility, and we hope that you agree. We would be happy to hear from you if you have any questions regarding our distribution policy.

It should be noted that in order to provide maximum flexibility in managing the Fund's Reinvestment Plan for the benefit of the Fund and its shareholders, the Board does retain the option of specifically directing the Agent to purchase outstanding shares of the Fund on the open market ("Open Market Purchases") for the purpose of issuing shares for the Reinvestment Plan. In this case, the shares will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. However, it is the current intention of the Board to continue to satisfy Reinvestment Plan share requirements by using Newly Issued shares which would be allocated as noted above at the lower of (i) the average closing price of the Fund over the five trading days preceding the payment of such distribution, or (ii) the net asset value of the Fund as last determined prior to such payment. A full description of the Reinvestment Plan is included in the Annual and Semi-Annual Reports of the Fund.


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